SUPPLEMENT DATED AUGUST 16, 2011
TO PROSPECTUS DATED MAY 1, 2011

Prudential Variable Contract Account GI-2

WITH RESPECT TO

AICPA GROUP VARIABLE UNIVERSAL LIFE
for Members
certificates effective on or before 12/31/2008

The following table has been revised under Portfolio Expenses on page 3 of the prospectus:

Total Annual Fund Operating Expenses	Minimum	Maximum
These are expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.38%	1.63%

AICPASUP106